Long-term investment	12 Months Ended
Dec. 31, 2021
Long Term Investment [Abstract]
Long-Term Investment

15.Long-term investment

On July 23, 2020, the Group has entered into an investment agreement with Anze Premium Health and Beauty Pte. Ltd. (“Anze”), a company involved in the research and development of Chinese herbal medicine-based health and wellness products. The Group has committed to paying Anze up to US$30 million, comprising of up to US$15 million for an equity interest in Anze and up to US$15 million for zero coupon notes issued by Anze. The Group purchased long-term investment of US$1,450,000 in Anze in January 2021. As of December 31, 2021, the Group has invested US$7,354,000 in Anze. It represents a 14.6% equity ownership in Anze, for which the Group currently does not have any significant influence over the operations of Anze and is not subjected to equity method accounting. For the year ended December 31, 2021, the Group recorded an impairment loss of US$ 7,267,596 due to reduced profit projections of Anze as a result of the negative impact of Covid-19. There were no impairments for the year ended December 31, 2020 and 2019.

On September 2, 2021, the Group sold a 90% equity interest in Shanghai Juyi Information Technology Co., Limited. The remaining 10% equity interest would be treated as a long-term investment based upon the fair value of retained non-controlling interest in Shanghai Juyi.As of December 31, 2021, the Group recognized a long-term investment of US$4,197 which resulted from the selling of a 90% equity interest in Shanghai Juyi with net assets of Shanghai Juyi being approximately US$ 41,000.